SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 16, 2005


                             THE PROJECT GROUP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)


            Nevada                      0-28445                90-0147943
----------------------------------   ---------------     -----------------------
  (State or other jurisdiction of      (Commission           (IRS Employer
  incorporation or organization)        File No.)          Identification No.)


                    333 N. Sam Houston Parkway E., Suite 275
                              Houston, Texas 77060
            ---------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  281-445-3333
                     --------------------------------------
                            (Issuer Telephone number)


  ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

On June 16, 2005, Ray McCoppin tendered his resignation as a director, Vice President and Chief Technology Officer of The Project Group, Inc. (the "Company") and Sean Hanson tendered his resignation as a director, Secretary and Treasurer of the Company, each resignation being effective immediately.

Both Mr. McCoppin and Mr. Hanson remain as valued employees of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE PROJECT GROUP, INC.

Dated:  June 21, 2005

                                             By: /s/ Craig Crawford
                                                 -------------------------------
                                                 Craig Crawford
                                                 President


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